Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eric Javidi, Chief Financial Officer of Archaea Energy Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2021

/s/ Eric Javidi
Eric Javidi
Chief Financial Officer
(Principal Financial Officer)